May 2023

Ben

AVALON
Acquisition Inc.

NASDAQGM: AVAC



Important Risks and Disclaimers

This presentation is for educational and informational purposes only

This presentation has been prepared for use by The Beneficient Company Group, L.P. ("Ben") and Avalon Acquisition Inc. ("Avalon") in connection with their proposed business combination. On September 21, 2022, Ben, Avalon, Beneficient Merger Sub I, Inc. and Beneficient Merger Sub II, LLC entered into a Business Combination Agreement in connection with the proposed business combination. On December 9, 2022, Ben publicly filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 (as amended, the "Form S-4") related to the proposed business combination. The Form S-4 was declared effective by the SEC on May 12, 2023. This presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Ben and Avalon.

Neither Ben nor Avalon makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to form the basis of any investment decision in Ben. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decisions and perform your own independent investment and analysis of an investment in Ben and the transactions contemplated in this presentation.

This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Neither this document nor the information contained herein was prepared, distributed, made available or otherwise used by Beneficient Securities Company, L.P. or any of its associated persons and is not intended for its customers/potential customers or clients/potential clients.

Forward-looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements include but are not limited to, statements regarding Ben's or Avalon's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand and growth potential of the markets for Ben's products and services and Ben's ability to serve those markets, (ii) the degree of market acceptance and adoption of Ben's products and services, (iii) Ben's ability to develop innovative products and services and compete with other companies engaged in the financial services and technology industry, and (iv) Ben's ability to attract and retain customers. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "aim," "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Avalon's registration statement on Form S-1, the proxy statement/prospectus contained in the registration statement on Form S-4 relating to the business combination which includes a proxy statement of Avalon and a prospectus of Ben, as well as other relevant documents concerning the proposed transaction filed by Ben with the SEC and other documents filed by Avalon or Ben from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ben and Avalon assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ben nor Avalon gives any assurance that either Ben or Avalon will achieve its expectations.

Financial Data

The financial information and operating metrics contained in this presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement filed by Ben relating to the business combination and the proxy statement/prospectus contained therein, and remains subject to amendment and change. You should read carefully and rely only on the proxy statement/prospectus for the proposed business combination filed on Form S-4, including any amendments and supplements thereto, as well as all other information filed or furnished by Ben or Avalon with the SEC.

Use of Non-GAAP Financial Metrics

This presentation includes certain non-GAAP financial measures such as (i) adjusted revenues and (ii) adjusted operating income (loss). These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Ben believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Ben. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Ben's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Use of Other Data

The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben and Avalon assume no obligation to update the information in this presentation.

Participation in Solicitation

Ben and Avalon and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Avalon's stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Avalon's directors and officers in Avalon's filings with the SEC, Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 23, 2023 and the Form S-4 and of Ben's directors and officers set forth in the registration statement on Form S-4 related to the business combination and the proxy statement/prospectus contained therein, filed by Ben with the SEC, as it may be amended and supplemented.

Investors and security holders of Ben and Avalon are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirely because they contain important information about the proposed business combination

Investors and security holders can obtain free copies of the proxy statement and other documents containing important information about Ben and Avalon through the website maintained by the SEC at www.sec.gov. Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to Avalon Acquisition Inc., 2 Embarcadero Center, 8th Floor, San Francisco, CA 94111.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Ben, Avalon and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben, Avalon or any of their respective affiliates, or an endorsement or sponsorship by or of Ben, Avalon or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben and Avalon will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Combination Overview

The Beneficient Company Group, L.P. (Ben) and Avalon Acquisition Inc. (NASDAQ: AVAC or Avalon) have agreed to a business combination. Upon the closing of the transaction, the combined company will be named Beneficient and is expected to be listed on the NASDAQ under the ticker BENF.

Ben is a technology-enabled platform providing liquidity, data, custody and trust services to holders of alternative assets



Brad K. Heppner
Chief Executive Officer & Chairman



Jeff Welday
Global Head of Originations & Distribution



Gregory W. Ezell
Chief Financial Officer

AVALON Acquisition Inc.

Avalon is a SPAC focused on the financial services industry



Don Putnam
Executive Chairman



Craig Cognetti
CEO, Board Member

Summary Transaction Overview

Overview	• AVAC has $216 million in trust • 100% existing Ben equity holders rollover • Transaction assumes post-money enterprise valuation of $3.5 billion[1] and a common equity valuation of $2.5 billion[1]
Transaction Financing	• Avalon public shareholders who do not redeem will also receive a preferred share that converts into ¼ of a share of Ben common stock [2] • Potential PIPE investment concurrent with the business combination, however no minimum cash requirement
Transaction Rationale	• Public market would increase growth opportunities for the company • Ability to use public stock as currency in acquisitions, as well as recruiting and retention purposes • Public company ready and industry experienced management and board
Use of Proceeds	• Expand balance sheet supporting liquidity platform to the $11.9 trillion[3] alternative asset industry
Management and Sponsor Alignment	• Founders and management preferred equity of approximately $1.1 billion is subject to price and share percentage conversion restrictions until December 31, 2029 • 30% of Sponsor shares are subject to price and share percentage sale restrictions until December 31, 2029

1. Assumes no SPAC redemptions; includes approximately $1.1 billion of preferred equity held by founders and management; assumes no exercise of outstanding warrants.
2. Consideration per Avalon share of Class A common stock consists of one share of Beneficient class A common stock and one share Beneficient Series A convertible preferred stock, which automatically converts into ¼ of a share of Beneficient Class A common stock unless the holder thereof elects not to participate in the conversion.
3. Source: Preqin, all private capital assets under management as of September 30, 2021.

Detailed Transaction Overview

Pro Forma Valuation[1,2]

(In millions, except per share data)		
Pro-forma Shares Outstanding[2]		253,683
(x) Illustrative Share Price	$	10.00
Pro Forma Equity Value[2]	**$**	**2,536.83**
(+) Preferred Equity Value	$	1,075.35
Total Enterprise Value[2]	**$**	**3,520.72**



Pro Forma Share Ownership
Beneficient Shares
Public AVAC shares
Sponsor Shares
2.04%
10.30%
87.66%

Illustrative Sources & Uses

Sources	
AVAC Cash in Trust[1]	$ 216
Total Sources	**$ 216**

Uses	
Cash to Balance Sheet[1]	$ 184
Estimated Transaction Fees & Expenses	$ 32
Total Uses	**$ 216**

1. Assumes no redemptions by AVAC public shareholders
2. Pro forma diluted basis at $10.00 per share, assumes no redemptions and excludes the to-be-established post-business combination company equity incentive plan and the current AVAC warrants

Key Investment Highlights

Significant Market Opportunity

- $11.9 trillion[1] alternative assets held by investors globally
- Ben estimates its current target market holds approximately $2 trillion[2] in alternative assets and has annual liquidity needs of approximately $50+ billion[3]
  - Ben's target market is focused on U.S. Medium-to-High Net Worth (MHNW) investors and Small-to-Medium Sized Institutions (SMTI)

Strong Team

- CEO & Founder with proven track record of building alternative asset businesses
- World-class board of directors includes two former Federal Reserve Bank presidents
- Leadership team with related industry expertise across key verticals

Innovative, Disruptive Business Model

- Simple, rapid, and cost-effective process built to operate securely and entirely online to deliver alternative asset liquidity to customers in as few as 30 days
- A subsidiary of Ben operates as a regulated Kansas chartered Technology Enabled Fiduciary Financial Institution and trust company to serve our customers during transactions[4]

Multiple Competitive Advantages

- Early mover advantage with barriers to entry
- Powerful, yet simple economic model
- Unique platform, fortified by underlying technology and applications

1. Source: Preqin, all private capital assets under management as of September 30, 2021.
2. Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from EurekaHedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.
3. Data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors' alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand.
4. The Kansas Office of the State Bank Commissioner issued a Technology Enabled Fiduciary Financial Institution Charter to Beneficient Fiduciary Financial LLC, Beneficient's regulated technology-enable fiduciary financial institution trust company, which enables it to serve as a regulated fiduciary financial institution, as a trustee, custodian and liquidity provider to holders of alternative assets, primarily mid-to high net worth investors and small-to medium sized institutions primarily in the United States. Only Beneficient Fiduciary Financial LLC, is regulated by the Kansas Office of the State Bank Commissioner. The entirety of Beneficient is not regulated by the Kansas Office of the State Bank Commissioner.

Alternative Assets and Associated Liquidity Represent a Large Market Opportunity

Recent period of rapid growth in alternative investments has resulted in increased demand for early liquidity, currently most are provided through the secondaries market, which caters to large institutions



AUM ($B)
12,000
9,000
6,000
3,000
0
Secondary ($B)
160
120
80
40
0
19.5% CAGR
r2=.82
Secondary volume growth correlation to Alt growth
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Global Secondary Transactions
Global Private Market AUM

Top 3 Secondary Fund Market Share Since 2015

Top Volume Ranking	2015 - H1 2021 7yr Average
#1	13.1%
#2	10.4%
#3	7.4%

Source: Evercore Partners International LLP - authorized and regulated by the Financial Conduct Authority.

Sources: Setter Capital Volume Report FY 2021; Coller Capital Private Equity Secondary Market Report 2017.

The Journey of Transforming an Asset Class

The alternative asset class is at the precipice of being digitized and democratized as other asset classes have been before (e.g., equities, mortgages, etc.)

1

Regulatory Safekeeping Fundamental to Asset Class Ubiquity


ALT ASSET
PRIVATE EQUITY

Statutory Custody Trust

2

Standardization of assets through a safe and sound process



Statutory Insurance Custody Trust Certificate

3

Technology-Driven Strategy



Digitization of asset class through technology

4

True Democratization of Asset Class

5

Digital and Streamlined Process Provides Liquidity Solutions



What Problem is Ben Solving for Alternative Asset Investors?

Ben provides liquidity solutions for underserved investor segments, who hold illiquid, professionally managed alternative investments

Global alternative assets under management growing rapidly

Mid-to-ultra high net worth and smaller institutional investors are increasing their allocations into alternative assets

Increasing demand for early liquidity – a typical duration of a private market fund lockup is 10-12 years

Current in-market options are inefficient and slow, are difficult to scale and are not predictably available in our target market, and remain largely unregulated

Liquidity solutions and related data analytics for alternative asset investors are poised for disruption as the alternative asset market increasingly becomes democratized

Ben’s Technology-Driven Ecosystem

Ben’s ecosystem seeks to digitize and democratize the alternative asset class

Overview of Ben’s Integrated, Data-Rich Ecosystem

“Digitizing” assets on the platform decreases friction costs of transferring assets to ExAlt Trusts	AltCustody™	AltQuote™[1]	AltLiquidity™ & AltMarkets™	AltData™[2]	Future Products
“Digitized” assets remain on the platform through their lifecycle	Monitoring and managing assets on the platform	Rapid pricing of illiquid assets	Liquidity and transaction services for illiquid assets	Proprietary data and pricing models for participants	To leverage Ben’s data-rich ecosystem

Asset Owners seek **alternative asset solutions** from the **Ben Platform**

One-time **transaction fees** for liquidity transactions **&** **Recurring fees** for custody, data and other related trust services **&** **Interest Income** associated with liquidity transactions

1. AltQuote expected to launch during Q1 2023.
2. Products and services currently only offered to ExAlt Trusts.

Trailblazing the Path to Democratization of Alternative Assets

Traditional alternative managers get investors into alternatives – Ben gets them out

Global alternative assets under management growing rapidly

APOLLO, KKR, Blackstone, Brookfield, ARES, CARLYLE

High growth, FinTech disruptors have proliferated and focus on easing retail investor access to alternative asset products…

Moonfare, iCapital, CAIS, Real Blocks

…while Ben's liquidity solutions are designed to assist investors in early monetization of their alternative assets, serving as a key puzzle piece in the alternative investment lifecycle for retail investors

Ben

Digitized Solution ✓	Comprehensive & Transparent Data, Reporting & Analytics[1] ✓	Quick Quote on Alternative Assets[2] ✓
Fiduciary to Customer & Operates as a Kansas authorized TEFFI ✓	Safekeeping & Custody of Securities, Assets & Documents ✓	Provision of Liquidity in Typically Less than 30 Days ✓

"It became abundantly clear to me that there were firms popping up every day focused on getting smaller institutions and individuals into alternative assets in a so-called effort to 'democratize' the alternative asset industry, but **very few or perhaps none focused on getting them out while delivering transparent data on the investments.**"

Brad Heppner
Ben CEO and Chairman

1. Products and services currently provided to the ExAlt Trusts.
2. AltQuote expected to launch during Q1 2023.

Breadth and Depth of Solutions for Almost All Asset Types and Asset Vehicles – Near Ubiquitous Relevance

Provides a modernized digital method of delivering liquidity to investors in most alternative assets, including:

Eligible Asset Types

- Private Equity
- Venture Capital
- Leveraged Buyouts
- Structured Credit
- Infrastructure
- Other Professionally Managed Alternative Investments
- Private Debt
- Private Real Estate
- Alternative Energy
- Natural Resources
- Real Assets (Agriculture)

Typical Asset Vehicles

- Non-Traded REITs
- Feeder Funds
- Co-Investments
- Separate Accounts
- Gated Hedge Funds
- Fund of Funds
- Non-Trade BDCs
- Limited Partnerships

Minimum liquidity transaction amount: $100k

Leveraging Digital Technology to Provide a Simple & Rapid Exit

Faster liquidity timelines are made possible by Ben AltAccess™, a digital secure AT&T NetBond® certified tech platform designed to deliver liquidity and related custody and trust services to owners of alternative assets

Traditional Liquidity Providers		Ben
14-31 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's trust company as qualified document custodian	0 Days
60-90 Days	**Underwriting** Ben's proprietary tech platform eliminates the need for 3rd party intermediaries & provides underwriting for the fiduciary loan	1-29 Days
30-60 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed digitally through AltAccess	0 Days
1-9 Months	**Closing Process** Ben's propriety ExAlt Plan process effects the fiduciary liquidity transactions and enables the full delivery of liquidity to customers prior to the ultimate transfer of title of the customer's alternative assets to the ExAlt Plan trusts	1 Day

BEN vs **TRADITIONAL**

BEN: MONTH 1 — AS FEW AS 30 DAYS = SIMPLE, RAPID, AND COST EFFECTIVE

TRADITIONAL: MONTH 1 | MONTH 2 | MONTH 3 | MONTH 4 | MONTH 5 | MONTH 6 | MONTH 7 | MONTH 8 | MONTH 9 | MONTH 10 | MONTH 11 | MONTH 12 | MONTH 13 | MONTH 14 | MONTH 15 — 4-12+ MONTHS FOR LIQUIDITY

Projected Target Market Growth

Focus on U.S. Medium-to-High Net Worth (MHNW) investors and Small-to-Medium Sized Institutions (SMTI) who represent a growing, but traditionally underserved liquidity market

High Growth Asset Class
Alternatives AUM growing at a 19.5% CAGR

+

Fast Growing Wealth Segment
Increased growth of MHNW investors

+

Asset Allocation Tailwinds
Increased preference to increase allocation to alternative assets

=

Increased Demand for Liquidity



$11.9 trillion1
MHNW Investors
~$1 trillion2
STMI Investors
~$1 trillion2
Global Large Institutional Investors & Other
~$10 trillion2
Global Alternative Asset AUM
Estimated Annual Turnover Rate
2% - 3%
$50+ billion3
$25+ billion
$25+ billion
Estimated Annual Liquidity Demand
$50+ BILLION

1. Source: Preqin, all private capital assets under management as of September 30, 2021.
2. Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from EurekaHedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.
3. Data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors' alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand.

Go-to-Market Strategy To Meet Industry Demand for Liquidity

Omnichannel approach designed to capitalize on **early mover advantages** and capture **meaningful market share**

Source of Demand	Distribution Channel	Why It's Important	Ben Approach	Results to Date
Enterprise	**Preferred Liquidity Partners (PLP)**	✓ Highly scalable ✓ Increasing penetration of alts in MHNW portfolios ✓ Greatest efficiencies created for partner firms	• **Strategic, enterprise engagements, delivering Ben's liquidity platform as a turnkey, private-labeled experience to partner firms:** – Advisory platforms & service providers (BD, RIA, private banks) – GP/Sponsor firms – Investment consultants	• **Approximately 20 GP PLP agreements signed or in pipeline and growing**
Fund Sponsor	**GP Solutions**	✓ GP-led liquidity events accounted for over 50% of all secondary transactions[1]	• **GP solutions team with dedicated coverage of GP universe**	• **Over $1 billion of NAV transacted to date directly** • **Over 1,500 GPs in Ben client segmentation model**
Financial Advisor	**National Advisory Coverage**	✓ Remove potential barriers to grass roots adoption ✓ Develop Ben advocates ✓ Investors want to work with their financial advisor	• **Distribution organization** – Originations, national accounts, marketing & agency teams • **National, dedicated coverage model supporting:** – Wealth managers including RIAs, broker-dealers, & private banks – Institutional investors (foundations, endowments, plan sponsors) – Professional service providers & investment consultants	• **Data-driven client segmentation** – Proprietary and third-party databases inform engagement • **Digital Engagement** – Content themes: *Ben People, Platform, Perspectives*
Investor	**Direct-to-Investor**	✓ Provide access for minority of investors who prefer direct control	• **Pioneering digital tools introduced through AltQuote & AltAccess**	• **AltQuote public launch expected to be concurrent with transaction close**

1. Transactions completed by Ben in 2021 and 2022.

Competitive Advantages That Set Ben Apart

A unique platform fortified by a strong underlying structure



Anticipated Public Listing
Statutory
Regulatory
Technology
Leadership
Ben

Technology	✓ Patents pending on the systems and methodologies built into AltAccess that drive liquidity transactions ✓ Ben's technology facilitates underwriting financings, managing risks and simplifying the closing process
Anticipated Public Listing	✓ Public stock as currency is expected to enable Ben's business to grow at scale ✓ Would accelerate Ben's ability to monetize opportunities in the RIA and financial advisory market
Statutory	✓ Provides a framework and authorization for Ben to provide liquidity financing as a fiduciary to customers
Regulatory	✓ Supervision by multiple regulators promotes customer confidence
Leadership	✓ Ben's business is supported by a highly experienced leadership team and board of directors

Ben's Advantage

As a Kansas Technology Enabled Fiduciary Financial Institution and trust company, a subsidiary of Ben serves as a regulated fiduciary providing liquidity, custodial and administrative services to alternative asset investors & managers[1]

Ben's Services Provide a Model of Efficiency

- Strong standard of integrity, trust & accountability
- Holds similar fiduciary powers to banks
- Duty of loyalty, impartiality & prudent administration
- Subject to oversight by Kansas State Bank Commissioner[1]

Simple

- ✓ Forms in "plain English"
- ✓ Shorter and simpler than traditional secondary transaction forms
- ✓ Regularly reviewed by regulators

Rapid

- ✓ Services delivered by robust technology platform
- ✓ Delivers liquidity in as few as 30 days – 4 to 12 months faster
- ✓ Adheres to fiduciary standards, complies with bank and KYC standards (BSA, AML, OFAC, etc.)

Cost Effective

- ✓ standardized liquidity process removes legal, accounting and intermediary costs
- ✓ Transparent pricing, tax-efficient considerations and opportunities

Ben's customer experience is supported by unique, patent-pending technologies and copyrights covering software code for Ben's proprietary digital technology

1. The Kansas Office of the State Bank Commissioner issued a Technology Enabled Fiduciary Financial Institution Charter to Beneficient Fiduciary Financial LLC, Beneficient's regulated technology-enable fiduciary financial institution trust company, which enables it to serve as a regulated fiduciary financial institution, as a trustee, custodian and liquidity provider to holders of alternative assets, primarily mid-to high net worth investors and small-to medium sized institutions primarily in the United States. Only Beneficient Fiduciary Financial LLC, is regulated by the Kansas Office of the State Bank Commissioner. The entirety of Beneficient is not regulated by the Kansas Office of the State Bank Commissioner.

Strong Management Team



Ben
LEADERSHIP

Brad K. Heppner
DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years industry experience in finance and the alternative asset space

The Crossroads Group · Goldman Sachs · BAIN & COMPANY · MacArthur Foundation · capital analytics

Derek L. Fletcher
PRESIDENT & CHIEF FIDUCIARY OFFICER WEALTH STRATEGIES DIRECTOR

25+ years industry experience in wealth management and fiduciary advisory services

U.S. TRUST Bank of America Private Wealth Management · WINSTEAD ATTORNEYS · Coopers & Lybrand

James G. Silk
EXECUTIVE VICE PRESIDENT & CHIEF LEGAL OFFICER

20+ years industry experience in investment management and financial services

WILLKIE · SHEARMAN & STERLING

Jeff Welday
Global Head of Originations & Distribution

25+ years industry experience in investment management

Invesco · Morgan Stanley · JPMorgan Chase & Co.

Gregory W. Ezell
CHIEF FINANCIAL OFFICER

20+ years industry experience in accounting and finance

PureGen Group · Homeward Residential · KPMG

Maria S. Rutledge
CHIEF TECHNOLOGY OFFICER

20+ years industry experience in information services

MUFG · Michaels · XO · SIEBEL

David Rost
GENERAL COUNSEL

7+ years industry experience in financial services, capital markets and securities

HAYNES BOONE

Scott Wilson
CHIEF UNDERWRITING OFFICER

20+ years industry experience in the alternative asset investment space

HIGHLAND CAPITAL MANAGEMENT · McKinsey & Company

Sam Hikspoors
CHIEF RISK OFFICER

15+ years industry experience in alternative investments, risk and quant strategies

SAGE · Invesco · RGM Advisors, LLC · CPP Investments

Experienced Board of Directors

Brad K. Heppner

DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs


Ben
BOARD

Emily Bowersock Hill

DIRECTOR

20+ years retail financial services experience; Founding Partner, Bowersock Capital Partners (DBA Sanctuary Wealth Management); Prior: Executive Director, Senior Portfolio Manager and Family Wealth Director – Morgan Stanley; Engagement Manager – McKinsey & Company; Research Associate – International Security Studies, Yale University

Thomas O. Hicks

DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience; Founder and Chairman, Hicks Holdings, LLC; Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation

Peter T. Cangany, Jr.

DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair; Franklin College. Prior: Partner of Ernst & Young, LLP

Richard W. Fisher

DIRECTOR

Banking executive, corporate governance expert and former President and Chief Executive Officer of the Federal Reserve Bank of Dallas; Mr. Fisher currently serves as President and Chief Executive Officer of RWF Financial, Inc., a Senior Adviser to Barclays PLC, a director on the Board of Directors of Tenet Health Care (NYSE: THC) and Warner Brothers Discovery (NASDAQ: WBD) and previously served as a director on the Board of Directors of AT&T (NYSE: T) and PepsiCo (NASDAQ: PEP)

James G. Silk

EVP AND CHIEF LEGAL OFFICER, DIRECTOR

25+ years of experience in the investment management and financial services industry; Prior: Willkie Farr & Gallagher LLP; Shearman & Sterling LLP

Dennis P. Lockhart

DIRECTOR

Private equity investment experience, financial services, international finance; Board of Directors, St. Joseph's Health System, PrimeRevenue, Invesco Mortgage Capital, and Pensare Acquisition Corp; Prior: President and CEO, Federal Reserve Bank of Atlanta; Member, Federal Open Market Committee

Derek L. Fletcher

PRESIDENT AND CHIEF FIDUCIARY OFFICER, DIRECTOR

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services; Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand

Bruce W. Schnitzer

DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services; Chairman, Wand Partners; Chairman, The Institute of Human Origins; Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)

Financial Highlights



Translation from Market Opportunity to Ben's Serviceable Market

Ben's revenue capture is illustrative and intended to contextualize the key components of monetization



$11.9 Trillion[1]
Alternatives Market
A
B
~$2 Trillion[2]
Total Addressable Market
C
$50+ Billion[3]
Annual Liquidity Demand in Ben's Market
D
?
Ben's Market Share Capture
E
12-15%
Expected Annual Liquidity and Custody Revenue for Fiduciary Loans

Illustrative Revenue Funnel	Secular Trends Additive to Ben's Model
A Total Global Alternative Assets Held	✓
B Amount Held by Ben's Current Target Market	✓
C Annual Liquidity Demand	✓
D Estimated Beneficient Market Share	?
E Expected Annual Liquidity and Custody Revenue for Fiduciary Loans	?

1. Source: Preqin, all private capital assets under management as of September 30, 2021.
2. Estimated based on (i) historical North American private capital AUM data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from EurekaHedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Includes the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.
3. Data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrum Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. This estimate relies on certain of our assumptions regarding the U.S. market, including, but not limited to, the amount of wealth held by MHNW investors, the amount of MHNW wealth allocated to alternative assets, the size of the private equity market, the share of the private equity market held by MHNW investors, the share of the private equity market held by STMI investors, the share of STMI assets in hedge fund assets, the value of STMI investors' alternative assets, the turnover rate for alternative assets in the secondary market, and the secondary market demand.

Liquidity Transaction Economics[1]

All transaction-related fees embedded into the determination of the advance rate, allowing customer to avoid out-of-pocket payment of fees

	Certain Services / Costs Covered	Expected Rates	Rate Basis	Revenue Recognition
One-Time Fee Revenues	• Access and use of AltAccess Platform that provides the end-to-end delivery of Ben's products and services • Transfer of Alternative Assets • Trust and Equity Record Holder administration • Cash Transfers Administration and Accounting Services • Broker-dealer services performed in connection with exchange of alternative assets and delivery of consideration • Additional administrative tasks and associated costs incurred for ExchangeTrust transactions • Upon issuance of an operational insurance charter, insurance policy premium covering risks related to transfer of alternative assets	7.0% to 15.9%[2]	One-time fee amount is a percentage of net asset value (NAV) and remaining unfunded commitment of the transacted alternative asset(s) at the time of transaction	Amortized over 8 years
Recurring Fee Revenues[3]	• Ongoing full-service custody, trustee and trust administrative services • Data services, including the provision of, analytics, news, and related proprietary metrics • Upon issuance of an operational insurance charter, insurance premiums covering risks related to alternative assets ownership, credit exposure, and other	1.8% to 2.8%[2]	Recuring fee amount is a percentage of NAV and remaining unfunded commitment of the alternative asset(s) held by the ExAlt Trusts as of the end of the quarter immediately prior to the quarterly period such fees are payable	Quarterly
Recurring Interest Revenue	• Base Interest Rate	Variable rates with base rates expected to be 8% to 12%[4]	Interest is charged against the principal balance of the fiduciary loan and is capitalized and added to the principal balance of the fiduciary loan on a monthly basis	Monthly[5]

1. Actual revenue derived from any particular liquidity transaction varies based on multiple factors including the actual economic performance of the alternative asset acquired by the ExAlt Trusts, including the ultimate amount of cash realizations and the timing of such realizations. Liquidity transaction economics with respect to certain historical liquidity transactions differed from those presented on this slide.
2. The aggregate percentage of such fees charged in connection with a transaction are expected to vary based upon certain factors, including the liquidity product transaction type (ExchangeTrust, InterchangeTrust, and LiquidTrust), the number of Ben operating subsidiaries engaged to provide products or services in connection with the transaction, and market factors.
3. Such services are currently only provided to the ExAlt Trusts.
4. The base interest rate charged with respect to a fiduciary loan is expected to vary based upon certain factors, including the liquidity product transaction type (ExchangeTrust, InterchangeTrust, and LiquidTrust) and market factors.
5. An underperforming fiduciary loan may be supported through a mechanism that provides for "effective cross-collateralization" whereby ExAlt Trusts that were borrowers of a fiduciary loan that has been paid off direct additional cash realizations on the alternative asset it acquired with proceeds on such paid off fiduciary loan to other ExAlt Trust borrowers of underperforming loans.

Ben Liquidity Transaction Operational Overview

Upon simultaneous execution of the transaction documents, Ben's trust company makes a fiduciary loan to the ExAlt Trusts, the Customer receives its consideration, and the ExAlt Trusts receive the Alternative Asset



2.5% to Beneficial Owner – Kansas Economic Growth Zones
Fiduciary Loan, Products & Services (1)
Buys Alternative Asset from Customer
Ben
Business Units
Interest and Fee Revenue (1)
Customer ExAlt Trusts
Customer receives consideration
Customer
• Beneficient Fiduciary Financial makes Fiduciary Loans that finance the purchase of Alternative Assets from our customers
• Ben's other operating businesses provide a suite of transaction related products and services to the ExAlt Trusts and Customers in exchange for fees.
• The Fiduciary Loans are made to a curated series of trusts (the ExAlt Trusts),
• The Fiduciary Loans are repaid from, and the product and service fees are paid by, the income the ExAlt Trusts earn on the Alternative Assets they purchased.
• Customers seeking an early exit from their Alternative Asset investments
• The ExAlt Trusts purchase the Alternative Assets from Customers in exchange for cash, equity or debt securities

Entities included in Beneficient's consolidated financial statements. Consolidation has no impact on net income (loss) attributable to Ben's equity holders.

(1) Interest and fee revenue received by the Ben Business Units and corresponding interest and fee expense of the ExAlt Trusts are eliminated in the presentation of our consolidated financial statements but directly impact the income (loss) allocable to BCG's and BCH's equity holders.

Revenues Per Financial Statement Reporting

Business segment revenues, not the ExAlt Trusts or consolidating eliminations, illustrate the impact of liquidity transactions

		Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues	Investment Income (Loss), net			(A) Unrealized NAV Changes			Total Unrealized NAV Changes
Intersegment Revenues	Interest Income	(B) Recurring Interest				Recurring Interest in Ben Liquidity	
Intersegment Revenues	Trust Services & Admin. Revenues		(C) One-time Fees *(Amortized)* Recurring Fees *(as Charged)*			(D) Total Fees in Ben Custody	
Total Revenues		Total Recurring Interest	Total One-time & Recurring Fees in Period			Total One-time Fees, Recurring Fees & Interest in Period	Total Unrealized NAV Changes

- (A) Change in unrealized value in NAV from remaining asset collateral (required under GAAP)
- (B) Fiduciary loan interest earned
- (C) One-time fees amortized over 8 years + recurring fees in each year
- (D) GAAP requires interest and fees to be eliminated as loans are consolidated

Liquidity Example: LiquidTrust

Ben Hypothetical Liquidity Transaction

Net Asset Value[1]:	$10,000,000	Actual NAV Growth (Annualized, based on ongoing NAV)	7%
Unfunded Commitment[2]:	$0	Asset Multiple (Total Distributions/Starting NAV)	1.2x
Consideration[3]:	$7,496,000 Cash	Yrs Until Final Distrib. / Wgt. Avg. Duration of Distrib.	8 yrs. / 2.5 yrs.
Advance Rate[4]:	Approx. 75%	Original Consideration Fiduciary Loan Amount	$7,496,000

Based on hypothetical assumptions, over 8 years the Alternative Asset would distribute an aggregate of $12,135,000 to the ExAlt Trusts, as limited partner (this includes repayment of original consideration loan amount). This cash would be used to make distributions to the Kansas charity and pay its expenses to the Ben Businesses.

Revenue Summary (in thousands)

	Total $	IRR %
Total One-time Fees (7.8%)	$785	2.5%
Total Recurring Fees (1.8%)	$563	2.3%
Total Interest (11.3%)	$2,988	12.1%
TOTAL REVENUES	$4,336	16.9%
Total including charity	$4,640	18.0%

Revenue and NAV Distribution Example over Life of Alternative Asset

(All Amounts in Thousands)

Current Segment Reporting	Revenue Source	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total
Ben Custody	Upfront fee revenue	98	98	98	98	98	98	98	98	785
Ben Custody	Recurring fee revenues	165	128	95	68	46	30	19	12	563
Ben Liquidity	Interest income	836	675	508	367	255	170	110	69	2,988
	Revenues attributable to Ben's equity holders for income allocation	1,099	901	701	533	399	299	227	178	4,336
Customer ExAlt Trusts	Investment income (loss) - revenues attributable to ExAlt Trusts beneficial owner	626	485	359	257	176	116	73	44	2,135
	Required Eliminations under GAAP	(1,099)	(901)	(701)	(533)	(399)	(299)	(227)	(178)	(4,336)
	Reported Revenues under GAAP	626	485	359	257	176	116	73	44	2,135

(All Amounts in Thousands)

Current Segment Reporting	NAV Distribution Allocation	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total
Customer ExAlt Trusts	Beneficial owner- KS Economic Growth Zones	70	60	50	39	29	21	14	21	303
Ben Custody	Upfront fees	785	-	-	-	-	-	-	-	785
Ben Custody	Recurring fees	165	128	95	68	46	30	19	12	563
Ben Liquidity	Interest income	836	675	508	367	255	170	110	69	2,988
Ben Liquidity	Loan principal	927	1,554	1,340	1,089	836	609	420	721	7,496
	Total	2,783	2,417	1,993	1,562	1,166	830	563	822	12,135

(1) NAV: the net asset value of customer's alternative asset(s) at the time of the transaction. (2) Unfunded Commitment: The unfunded capital commitment of the Alternative Asset at the time of the transaction. (3) Consideration: The dollar value amount of proceeds received by the Customer for exchanging their Alternative Asset. (4) Advance Rate: The percentage equal to the dollar amount of the Consideration divided by the NAV. Assumes the planned Ben businesses have launched. The fee and interest percentages identified herein are not reflective of those used for historical liquidity transactions and are reflective of the interest and fee percentages that would be applicable once each of the Ben Businesses are operational and engaged in a liquidity transaction. Does not include any fundamental risk premiums and technical hedging costs that would be specific to individual alternative asset(s) reviewed, which could further affect pricing. Actual revenue derived from any particular liquidity transaction varies based on multiple factors including the actual economic performance of the alternative asset(s) acquired by the ExAlt Trust, including the ultimate amount of cash realizations and the time of such realizations. Hypothetical transaction assumes cash as the consideration to the customer however, our liquidity products are designed such that consideration may be in the form of cash, securities in Beneficient, or a combination of cash and securities in Beneficient.

Liquidity Example: LiquidTrust

Ben Hypothetical Liquidity Transaction (continued)

Net Asset Value[1]:	$10,000,000	Actual NAV Growth (Annualized, based on ongoing NAV)	7%	Consideration[3]:	$7,496,000 Cash	Yrs Until Final Distrib. / Wgt. Avg. Duration of Distrib.	8 yrs. / 2.5 yrs.
Unfunded Commitment[2]:	$0	Asset Multiple (Total Distributions/Starting NAV)	1.2x	Advance Rate[4]:	Approx. 75%	Original Consideration Fiduciary Loan Amount	$7,496,000

Detailed Revenue Calculation Example over Life of Alternative Asset

(All Amounts in Thousands)

NAV Based Fees

	Year 1			Year 2			Year 3			Year 4		
	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees
Q1	10,000	171	45	7,844	134	35	5,911	100	27	4,278	73	19
Q2	9,446	161	43	7,336	125	33	5,472	93	25	3,920	67	18
Q3	8,901	152	40	6,843	117	31	5,054	86	23	3,584	61	16
Q4	8,366	143	38	6,368	109	29	4,656	79	21	3,268	56	15
Total		626	165		485	128		359	95		257	68

	Year 5			Year 6			Year 7			Year 8		
	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees	NAV	Investment Income	Recurring Fees
Q1	2,972	51	13	1,982	34	9	1,268	22	6	777	13	3
Q2	2,696	46	12	1,779	30	8	1,126	19	5	683	12	3
Q3	2,440	42	11	1,593	27	7	998	17	4	599	10	3
Q4	2,202	38	10	1,423	24	6	882	15	4	524	9	2
Total		176	46		116	30		73	19		44	12

(All Amounts in Thousands)

Loan Based Fees

	Year 1		Year 2		Year 3		Year 4	
	Loan	Interest Income	Loan	Interest Income	Loan	Interest Income	Loan	Interest Income
Q1	7,496	212	6,569	186	5,014	142	3,674	104
Q2	7,707	218	6,164	174	4,657	132	3,378	95
Q3	7,402	209	5,768	163	4,314	122	3,098	88
Q4	6,982	197	5,385	152	3,986	113	2,833	80
Total		836		675		508		367

	Year 5		Year 6		Year 7		Year 8	
	Loan	Interest Income	Loan	Interest Income	Loan	Interest Income	Loan	Interest Income
Q1	2,585	73	1,749	49	1,141	32	721	20
Q2	2,353	66	1,577	45	1,020	29	640	18
Q3	2,137	60	1,419	40	910	26	568	16
Q4	1,936	55	1,273	36	810	23	503	14
Total		255		170		110		69

(1) NAV: the net asset value of customer's alternative asset(s) at the time of the transaction. (2) Unfunded Commitment: The unfunded capital commitment of the Alternative Asset at the time of the transaction. (3) Consideration: The dollar value amount of proceeds received by the Customer for exchanging their Alternative Asset. (4) Advance Rate: The percentage equal to the dollar amount of the Consideration divided by the NAV. Assumes the planned Ben businesses have launched. The fee and interest percentages identified herein are not reflective of those used for historical liquidity transactions and are reflective of the interest and fee percentages that would be applicable once each of the Ben Businesses are operational and engaged in a liquidity transaction. Does not include any fundamental risk premiums and technical hedging costs that would be specific to individual alternative asset(s) reviewed, which could further affect pricing. Actual revenue derived from any particular liquidity transaction varies based on multiple factors including the actual economic performance of the alternative asset(s) acquired by the ExAlt Trust, including the ultimate amount of cash realizations and the time of such realizations. Hypothetical transaction assumes cash as the consideration to the customer however, our liquidity products are designed such that consideration may be in the form of cash, securities in Beneficient, or a combination of cash and securities in Beneficient.

Liquidity Example: LiquidTrust

Ben Hypothetical Liquidity Transaction (continued)

Net Asset Value[1]:	$10,000,000	Actual NAV Growth (Annualized, based on ongoing NAV)	7%	Consideration[3]:	$7,496,000 Cash	Yrs Until Final Distrib. / Wgt. Avg. Duration of Distrib.	8 yrs. / 2.5 yrs.
Unfunded Commitment[2]:	$0	Asset Multiple (Total Distributions/Starting NAV)	1.2x	Advance Rate[4]:	Approx. 75%	Original Consideration Fiduciary Loan Amount	$7,496,000

Balance Sheet Example over Life of Alternative Asset

(All Amounts in Thousands)

Current Segment Reporting	Balance Sheet Data	Transaction Date	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8
Ben Liquidity	Beginning Loan	7,496	7,496	6,569	5,014	3,674	2,585	1,749	1,141	721
Ben Liquidity	Interest	-	836	675	508	367	255	170	110	69
Ben Liquidity	Payments	-	(1,763)	(2,229)	(1,848)	(1,455)	(1,091)	(779)	(530)	(789)
Ben Liquidity	Ending Loan	7,496	6,569	5,014	3,674	2,585	1,749	1,141	721	-
Ben Custody	Beginning Fees Receivable	785	785	-	-	-	-	-	-	-
Ben Custody	New Fees Billed	-	165	128	95	68	46	30	19	12
Ben Custody	Payments	-	(950)	(128)	(95)	(68)	(46)	(30)	(19)	(12)
Ben Custody	Ending Fees Receivable	785	-	-	-	-	-	-	-	-
Customer ExAlt Trusts	Beginning NAV	10,000	10,000	7,844	5,911	4,278	2,972	1,982	1,268	777
Customer ExAlt Trusts	Investment income (loss)	-	626	485	359	257	176	116	73	44
Customer ExAlt Trusts	Distributions	-	(2,783)	(2,417)	(1,993)	(1,562)	(1,166)	(830)	(563)	(822)
Customer ExAlt Trusts	Ending NAV	10,000	7,844	5,911	4,278	2,972	1,982	1,268	777	-

(1) NAV: the net asset value of customer's alternative asset(s) at the time of the transaction. (2) Unfunded Commitment: The unfunded capital commitment of the Alternative Asset at the time of the transaction. (3) Consideration: The dollar value amount of proceeds received by the Customer for exchanging their Alternative Asset. (4) Advance Rate: The percentage equal to the dollar amount of the Consideration divided by the NAV. Assumes the planned Ben businesses have launched. The fee and interest percentages identified herein are not reflective of those used for historical liquidity transactions and are reflective of the interest and fee percentages that would be applicable once each of the Ben Businesses are operational and engaged in a liquidity transaction. Does not include any fundamental risk premiums and technical hedging costs that would be specific to individual alternative asset(s) reviewed, which could further affect pricing. Actual revenue derived from any particular liquidity transaction varies based on multiple factors including the actual economic performance of the alternative asset(s) acquired by the ExAlt Trust, including the ultimate amount of cash realizations and the time of such realizations. Hypothetical transaction assumes cash as the consideration to the customer however, our liquidity products are designed such that consideration may be in the form of cash, securities in Beneficient, or a combination of cash and securities in Beneficient.

Summarized Historical Operating Results

GAAP Revenue by Reportable Segment (in thousands)	LTM 12/31/2022	YE 12/31/2021	YE 12/31/2020
Ben Liquidity	55,831	56,439	52,101
Ben Custody	30,696	20,288	19,409
Corporate & Other	(24,788)	2,615	21,698
Ben Business Units & Other	61,739	79,342	93,208
Customer ExAlt Trusts	(128,417)	52,156	118,601
Required Eliminations	(86,375)	(76,187)	(71,480)
Total Revenues	(153,053)	55,311	140,329

Adjusted Revenue by Reportable Segment [1] (in thousands)	LTM 12/31/2022	YE 12/31/2021	YE 12/31/2020
Ben Liquidity	55,831	56,439	52,101
Ben Custody	30,696	20,288	19,409
Corporate & Other	(662)	(4,885)	(7,494)
Ben Business Units & Other	85,865	71,842	64,016
Customer ExAlt Trusts	(33,488)	15,534	47,592
Required Eliminations	(86,375)	(76,187)	(71,480)
Adjusted Revenues	(33,998)	11,189	40,128

GAAP Operating Income (Loss) by Reportable Segment (in thousands)	LTM 12/31/2022	YE 12/31/2021	YE 12/31/2020
Ben Liquidity	(47,950)	21,191	25,520
Ben Custody	25,621	16,193	15,922
Corporate & Other	(120,651)	(78,583)	(136,177)
Ben Business Units & Other	(142,980)	(41,199)	(94,735)
Customer ExAlt Trusts	(287,756)	(45,758)	37,784
Required Eliminations	126,745	15,837	9,538
Total Operating Income (Loss)	(303,991)	(71,120)	(47,413)

Adjusted Operating Income (Loss) by Reportable Segment [2] (in thousands)	LTM 12/31/2022	YE 12/31/2021	YE 12/31/2020
Ben Liquidity	27,512	22,239	26,167
Ben Custody	25,621	16,193	15,922
Corporate & Other	(59,834)	(41,709)	(38,750)
Ben Business Units & Other	(6,701)	(3,277)	3,339
Customer ExAlt Trusts	(175,277)	(68,654)	(28,550)
Required Eliminations	51,283	14,789	8,891
Adjusted Operating Income (Loss)	(130,695)	(57,142)	(16,320)

	LTM 12/31/2022	YE 12/31/2021	YE 12/31/2020
Beneficient Equity Holders			
Ben Business Units & Other operating income (loss)	(142,980)	(41,199)	(94,735)
Other financial statement amounts:			
Loss on extinguishment of debt	-	(34,013)	-
Income tax (expense) benefit	-	-	(3,459)
Other	(170)	592	(260)
Total to Beneficient Equity Holders	(143,150)	(74,620)	(98,454)
Customer ExAlt Trusts Equity Holders			
Customer ExAlt Trusts	(287,756)	(45,758)	37,784
Elimination entry impact	126,745	15,837	9,538
Other	170	(592)	260
Total to Customer ExAlt Trusts Equity Holders	(160,841)	(30,513)	47,582

[1] For a reconciliation of Adjusted Revenue by Reportable Segment, see Non GAAP Reconciliation in the Appendix.
[2] For a reconciliation of Adjusted Operating Income (Loss) by Reportable Segment, see Non GAAP Reconciliation in the Appendix.

Conclusion and Q&A

Appendix
Certain Financial Information

Segment Balance Sheets

As of December 31, 2022

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Loans to Customer ExAlt Trusts, net	402,376	—	—	—	(402,376)	—
Investments, at fair value	—	—	534,691	7,796	—	542,487
Other assets	6,761	46,236	10,954	18,483	(44,783)	37,651
Goodwill and intangible assets, net	—	—	—	2,371,026	—	2,371,026
Total Assets	409,137	46,236	545,645	2,397,305	(447,159)	2,951,164

As of December 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Loans to Customer ExAlt Trusts, net	508,909	—	—	—	(508,909)	—
Investments, at fair value	—	—	733,488	24,975	—	758,463
Other assets	5,576	59,858	36,891	12,955	(61,050)	54,230
Goodwill and intangible assets, net	—	—	—	2,370,850	—	2,370,850
Total Assets	514,485	59,858	770,379	2,408,780	(569,959)	3,183,543

As of March 31, 2022

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Loans to Customer ExAlt Trusts, net	418,793	—	—	—	(418,793)	—
Investments, at fair value	—	—	659,921	14,249	—	674,170
Other assets	31,563	46,933	20,106	43,670	(46,284)	95,988
Goodwill and intangible assets, net	—	—	—	2,370,850	—	2,370,850
Total Assets	450,356	46,933	680,027	2,428,769	(465,077)	3,141,008

As of December 31, 2020

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Loans to Customer ExAlt Trusts, net	239,067	—	—	—	(239,067)	—
Investments, at fair value	—	—	385,444	24,492	—	409,936
Other assets	4,662	33,321	14,535	20,913	(38,079)	35,352
Goodwill and intangible assets, net	—	—	—	2,371,035	—	2,371,035
Total Assets	243,729	33,321	399,979	2,416,440	(277,146)	2,816,323

Segment Income Statements – 1 of 4
Three Months Ended Dec. 31, 2022, and Dec. 31, 2021

Three Months Ended December 31, 2022

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ 11,478	$ —	$ —	$ 11,478
Gain (loss) on financial instruments, net	—	—	(15,069)	(7,974)	—	(23,043)
Interest, trust services, and other income	—	8	23	90	—	121
Intersegment Revenues						
Interest income	12,716	—	—	—	(12,716)	—
Trust services and administration revenues	—	7,208	—	—	(7,208)	—
Total revenues	12,716	7,216	(3,568)	(7,884)	(19,924)	$ (11,444)
External Expenses						
Employee compensation and benefits	2,380	692	—	9,598	—	12,670
Interest expense	772	—	2,344	1,031	—	4,147
Provision for credit losses	—	—	1,236	563	—	1,799
Professional services and other expenses	1,357	645	1,502	11,642	—	15,146
Intersegment Expenses						
Interest expense	—	—	28,658	—	(28,658)	—
Provision for credit losses	27,204	—	—	—	(27,204)	—
Other expenses	—	—	4,545	—	(4,545)	—
Total expenses	31,713	1,337	38,285	22,834	(60,407)	33,762
Operating income (loss)	$ (18,997)	$ 5,879	$ (41,853)	$ (30,718)	$ 40,483	(45,206)
Loss on extinguishment of debt						—
Loss before income taxes						(45,206)
Income tax expense (benefit)						(2,356)
Net loss						**(42,850)**

Three Months Ended December 31, 2021

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ (4,075)	$ —	$ —	$ (4,075)
Gain (loss) on financial instruments, net	—	—	(99)	(1,177)	—	(1,276)
Interest, trust services, and other income	—	8	1,778	(16)	—	1,770
Intersegment Revenues						
Interest income	14,233	—	—	—	(14,233)	—
Trust services and administration revenues	—	5,872	—	—	(5,872)	—
Total revenues	14,233	5,880	(2,396)	(1,193)	(20,105)	$ (3,581)
External Expenses						
Employee compensation and benefits	2,112	476	—	14,664	—	17,252
Interest expense	2,727	—	-	3,335	—	6,062
Provision for credit losses	—	—	13,726	5,029	—	18,755
Professional services and other expenses	1,472	601	473	7,633	—	10,179
Intersegment Expenses						
Interest expense	—	—	19,684	—	(19,684)	—
Provision for credit losses	—	—	—	—	—	—
Other expenses	—	—	3,108	—	(3,108)	—
Total expenses	6,311	1,077	36,991	30,661	(22,792)	52,248
Operating income (loss)	$ 7,922	$ 4,803	$ (39,387)	$ (31,854)	$ 2,687	(55,829)
Loss on extinguishment of debt						(34,013)
Loss before income taxes						(89,842)
Income tax expense (benefit)						—
Net loss						**(89,842)**

Segment Income Statements– 2 of 4
Nine Months Ended Dec. 31, 2022, and Dec. 31, 2021

Nine Months Ended December 31, 2022

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ (30,738)	$ —	$ —	$ (30,738)
Gain (loss) on financial instruments, net	—	—	(42,245)	(13,856)	—	(56,101)
Interest, trust services, and other income	—	23	38	343	—	404
Intersegment Revenues						
Interest income	37,920	—	—	—	(37,920)	—
Trust services and administration revenues	—	22,257	—	—	(22,257)	—
Total revenues	37,920	22,280	(72,945)	(13,513)	(60,177)	$ (86,435)
External Expenses						
Employee compensation and benefits	6,196	1,647	—	26,909	—	34,752
Interest expense	2,179	—	6,638	2,539	—	11,356
Provision for credit losses	—	—	13,843	6,737	—	20,580
Professional services and other expenses	3,960	2,313	5,246	39,515	—	51,034
Intersegment Expenses						
Interest expense	—	—	81,165	—	(81,165)	—
Provision for credit losses	53,236	—	—	—	(53,236)	—
Other expenses	—	—	14,137	—	(14,137)	—
Total expenses	65,571	3,960	121,029	75,700	(148,538)	117,722
Operating income (loss)	$ (27,651)	$ 18,320	$ (193,974)	$ (89,213)	$ 88,361	(204,157)
Loss on extinguishment of debt						—
Loss before income taxes						(204,157)
Income tax expense (benefit)						(1,072)
Net loss						**(203,085)**

Nine Months Ended December 31, 2021

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ 13,443	$ —	$ —	$ 13,443
Gain (loss) on financial instruments, net	—	—	29,512	4,505	—	34,017
Interest, trust services, and other income	—	24	5,332	131	—	5,487
Intersegment Revenues						
Interest income	38,916	—	—	—	(38,916)	—
Trust services and administration revenues	—	15,438	—	—	(15,438)	—
Total revenues	38,916	15,462	48,287	4,636	(54,354)	$ 52,947
External Expenses						
Employee compensation and benefits	6,378	1,579	—	29,656	—	37,613
Interest expense	7,033	—	—	13,240	—	20,273
Provision for credit losses	—	—	13,726	5,029	—	18,755
Professional services and other expenses	3,795	1,452	833	18,109	—	24,189
Intersegment Expenses						
Interest expense	—	—	54,127	—	(54,127)	—
Provision for credit losses	3,722	—	—	—	(3,722)	—
Other expenses	—	—	9,104	—	(9,104)	—
Total expenses	20,928	3,031	77,790	66,034	(66,953)	100,830
Operating income (loss)	$ 17,988	$ 12,431	$ (29,503)	$ (61,398)	$ 12,599	(47,883)
Loss on extinguishment of debt						(34,013)
Loss before income taxes						(81,896)
Income tax expense (benefit)						273
Net loss						**(82,169)**

Segment Income Statements – 3 of 4
Three Months Ended March 31, 2022, and March 31, 2021

Three Months Ended March 31, 2022

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ (10,811)	$ —	$ —	$ (10,811)
Gain (loss) on financial instruments, net	—	—	(44,661)	(11,350)	—	(56,011)
Interest, trust services, and other income	121	8	—	75	—	204
Intersegment Revenues						
Interest income	17,790	—	—	—	(17,790)	—
Trust services and administration revenues	—	8,408	—	—	(8,408)	—
Total revenues	17,911	8,416	(55,472)	(11,275)	(26,198)	$ (66,618)
External Expenses						
Employee compensation and benefits	2,200	517	—	7,408	—	10,125
Interest expense	538	—	1,046	526	—	2,110
Provision for credit losses	—	—	4,943	4,440	—	9,383
Professional services and other expenses	1,351	598	1,860	7,789	—	11,598
Intersegment Expenses						
Interest expense	—	—	24,694	—	(24,694)	—
Provision for credit losses	34,121	—	—	—	(34,121)	—
Other expenses	—	—	5,767	—	(5,767)	—
Total expenses	38,210	1,115	38,310	20,163	(64,582)	33,216
Operating income (loss)	$ (20,299)	$ 7,301	$ (93,782)	$ (31,438)	$ 38,384	(99,834)
Loss on extinguishment of debt						—
Loss before income taxes						(99,834)
Income tax expense (benefit)						1,072
Net loss						**(100,906)**

Three Months Ended March 31, 2021

(in thousands) (unaudited)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ 2,091	$ —	$ —	$ 2,091
Gain (loss) on financial instruments, net	—	—	—	(2,180)	—	(2,180)
Interest, trust services, and other income	508	8	1,777	160	—	2,453
Intersegment Revenues						
Interest income	16,920	—	—	—	(16,920)	—
Trust services and administration revenues	—	4,820	—	—	(4,820)	—
Total revenues	17,428	4,828	3,868	(2,020)	(21,740)	2,364
External Expenses						
Employee compensation and benefits	1,903	454	—	8,553	—	10,910
Interest expense	2,304	—	—	4,880	—	7,184
Provision for credit losses	—	—	—	—	—	—
Professional services and other expenses	1,384	541	211	5,371	—	7,507
Intersegment Expenses						
Interest expense	—	—	16,814	—	(16,814)	—
Provision for credit losses	5,158	—	—	—	(5,158)	—
Other expenses	—	—	3,076	—	(3,076)	—
Total expenses	10,749	995	20,101	18,804	(25,048)	25,601
Operating income (loss)	$ 6,679	$ 3,833	$ (16,233)	$ (20,824)	$ 3,308	(23,237)
Loss on extinguishment of debt						—
Loss before income taxes						(23,237)
Income tax expense (benefit)						(273)
Net loss						**(22,964)**

Segment Income Statements – 4 of 4
Year Ended December 31, 2021, and December 31, 2020

Year Ended December 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ 15,534	$ —	$ —	$ 15,534
Gain (loss) on financial instruments, net	—	—	29,512	2,325	—	31,837
Interest, trust services, and other income	510	30	7,110	290	—	7,940
Intersegment Revenues						
Interest income	55,929	—	—	—	(55,929)	—
Trust services and administration revenues	—	20,258	—	—	(20,258)	—
Total revenues	56,439	20,288	52,156	2,615	(76,187)	$ 55,311
External Expenses						
Employee compensation and benefits	8,328	2,031	—	38,164	—	48,523
Interest expense	12,812	—	—	14,645	—	27,457
Provision for credit losses	—	—	13,726	5,029	—	18,755
Professional services and other expenses	5,227	2,064	1,045	23,360	—	31,696
Intersegment Expenses						
Interest expense	—	—	70,963	—	(70,963)	—
Provision for credit losses	8,881	—	—	—	(8,881)	—
Other expenses	—	—	12,180	—	(12,180)	—
Total expenses	35,248	4,095	97,914	81,198	(92,024)	126,431
Operating income (loss)	$ 21,191	$ 16,193	$ (45,758)	$ (78,583)	$ 15,837	(71,120)
Loss on extinguishment of debt						(34,013)
Loss before income taxes						(105,133)
Income tax expense (benefit)						—
Net loss						**(105,133)**

Year Ended December 31, 2020

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
External Revenues						
Investment income (loss), net	$ —	$ —	$ 132,620	$ —	$ —	$ 132,620
Gain (loss) on financial instruments, net	—	—	(15,838)	(14,832)	—	(30,670)
Interest, trust services, and other income	—	30	1,819	36,530	—	38,379
Intersegment Revenues						
Interest income	52,101	—	—	—	(52,101)	—
Trust services and administration revenues	—	19,379	—	—	(19,379)	—
Total revenues	52,101	19,409	118,601	21,698	(71,480)	$ 140,329
External Expenses						
Employee compensation and benefits	6,216	1,915	—	120,451	—	128,582
Interest expense	11,496	—	4,675	16,380	—	32,551
Provision for credit losses	—	—	—	—	—	—
Professional services and other expenses	3,491	1,572	502	21,043	—	26,609
Intersegment Expenses						
Interest expense	—	—	63,463	—	(63,463)	—
Provision for credit losses	5,378	—	—	—	(5,378)	—
Other expenses	—	—	12,177	—	(12,177)	—
Total expenses	26,581	3,487	80,817	157,874	(81,018)	187,742
Operating income (loss)	$ 25,520	$ 15,922	$ 37,784	$ (136,176)	$ 9,538	(47,413)
Loss on extinguishment of debt						—
Loss before income taxes						(47,413)
Income tax expense (benefit)						3,459
Net loss						**(50,872)**

Non GAAP Reconciliation – 1 of 5

Three Months Ended Dec. 31, 2022, and Dec. 31, 2021

Three Months Ended December 31, 2022

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 12,716	$ 7,216	$ (3,568)	$ (7,884)	$ (19,924)	$ (11,444)
Mark to market adjustment on equity security of related party	—	—	16,330	4,150	—	20,480
Interest income on related party available-for-sale debt security	—	—	—	—	—	—
Adjusted Revenues	$ 12,716	$ 7,216	$ 12,762	$ (3,734)	$ (19,924)	$ 9,036
Operating income (loss)	$ (18,997)	$ 5,879	$ (41,853)	$ (30,718)	$ 40,483	$ (45,206)
Mark to market adjustment on equity security of related party	—	—	16,330	4,150	—	20,480
Intersegment provision for credit losses on collateral comprised of related party equity securities	21,118	—	—	—	(21,118)	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	—	—	—	—
Provision for credit losses related to receivables from related party	—	—	—	563	—	563
Share-based compensation expense	—	—	—	1,918	—	1,918
Legal and professional fees (1)	—	—	—	2,318	—	2,318
Defunct product offering costs	—	—	—	—	—	—
Audit fee normalization	—	—	—	—	—	—
Adjusted operating income (loss)	$ 2,121	$ 5,879	$ (25,523)	$ (21,769)	$ 19,365	$ (19,927)

Three Months Ended December 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 14,233	$ 5,880	$ (2,396)	$ (1,193)	$ (20,105)	$ (3,581)
Mark to market adjustment on equity security of related party	—	—	99	25	—	124
Interest income on related party available-for-sale debt security	—	—	(1,778)	—	—	(1,778)
Adjusted Revenues	$ 14,233	$ 5,880	$ (4,075)	$ (1,168)	$ (20,105)	$ (5,235)
Operating income (loss)	$ 7,922	$ 4,803	$ (39,387)	$ (31,854)	$ 2,687	$ (55,829)
Mark to market adjustment on equity security of related party	—	—	99	25	—	124
Interest income on related party available-for-sale debt security	—	—	(1,778)	—	—	(1,778)
Intersegment provision credit for credit losses on collateral comprised of related party equity securities	—	—	—	—	—	—
Share-based compensation	—	—	—	10,702	—	10,702
Interest expense on Commercial Loan Agreement	—	—	—	2,817	—	2,817
Legal and professional fees (2)	—	—	—	737	—	737
Defunct product offering costs	—	—	—	477	—	477
Audit fee normalization (3)	—	—	—	(58)	—	(58)
Adjusted operating income (loss)	$ 7,922	$ 4,803	$ (41,066)	$ (17,154)	$ 2,687	$ (42,808)

1 Includes legal and professional fees related to GWG Holdings bankruptcy, lawsuits, public relations, and employee matters.

2 Includes legal and professional fees related to GWG Holdings regulatory matters and internal employee matters.

3 Represents adjustment to increase our recognized audit fees for the respective period. Actual audit fees were less than expected due to delays in the timing of our audit.

Non GAAP Reconciliation – 2 of 5
Nine Months Ended Dec. 31, 2022, and Dec. 31, 2021

Nine Months Ended December 31, 2022

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 37,920	$ 22,280	$ (72,945)	$ (13,513)	$ (60,177)	$ (86,435)
Mark to market adjustment on equity security of related party	—	—	50,268	12,776	—	63,044
Interest income on related party available-for-sale debt security	—	—	—	—	—	—
Adjusted Revenues	$ 37,920	$ 22,280	$ (22,677)	$ (737)	$ (60,177)	$ (23,391)
Operating income (loss)	$ (27,651)	$ 18,320	$ (193,974)	$ (89,213)	$ 88,361	$ (204,157)
Mark to market adjustment on equity security of related party	—	—	50,268	12,776	—	63,044
Intersegment provision for credit losses on collateral comprised of related party equity securities	37,834	—	—	—	(37,834)	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	12,607	14	—	12,621
Provision for credit losses related to receivables from related party	—	—	—	6,723	—	6,723
Share-based compensation expense	—	—	—	8,162	—	8,162
Legal and professional fees (1)	—	—	—	8,795	—	8,795
Defunct product offering costs	—	—	—	3,814	—	3,814
Audit fee normalization	—	—	—	—	—	—
Adjusted operating income (loss)	$ 10,183	$ 18,320	$ (131,099)	$ (48,929)	$ 50,527	$ (100,998)

Nine Months Ended December 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 38,916	$ 15,462	$ 48,287	$ 4,636	$ (54,354)	$ 52,947
Mark to market adjustment on equity security of related party	—	—	(29,511)	(7,500)	—	(37,011)
Interest income on related party available-for-sale debt security	—	—	(5,332)	—	—	(5,332)
Adjusted Revenues	$ 38,916	$ 15,462	$ 13,444	$ (2,864)	$ (54,354)	$ 10,604
Operating income (loss)	$ 17,988	$ 12,431	$ (29,503)	$ (61,398)	$ 12,599	$ (47,883)
Mark to market adjustment on equity security of related party	—	—	(29,511)	(7,500)	—	(37,011)
Interest income on related party available-for-sale debt security	—	—	(5,332)	—	—	(5,332)
Intersegment provision credit for credit losses on collateral comprised of related party equity securities	(1,993)	—	—	—	1,993	—
Share-based compensation	—	—	—	18,146	—	18,146
Interest expense on Commercial Loan Agreement	—	—	—	11,694	—	11,694
Legal and professional fees (2)	—	—	—	737	—	737
Defunct product offering costs	—	—	—	853	—	853
Audit fee normalization (3)	—	—	—	(173)	—	(173)
Adjusted operating income (loss)	$ 15,995	$ 12,431	$ (64,346)	$ (37,641)	$ 14,592	$ (58,969)

1 Includes legal and professional fees related to GWG Holdings bankruptcy, lawsuits, public relations, and employee matters.
2 Includes legal and professional fees related to GWG Holdings regulatory matters and internal employee matters.
3 Represents adjustment to increase our recognized audit fees for the respective period. Actual audit fees were less than expected due to delays in the timing of our audit.

Non GAAP Reconciliation – 3 of 5

Three Months Ended March 31, 2022, and March 31, 2021

Three Months Ended March 31, 2022

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 17,911	$ 8,416	$ (55,472)	$ (11,275)	$ (26,198)	$ (66,618)
Mark to market adjustment on equity security of related party	—	—	44,661	11,350	—	56,011
Adjusted Revenues	$ 17,911	$ 8,416	$ (10,811)	$ 75	$ (26,198)	$ (10,607)
Operating income (loss)	$ (20,299)	$ 7,301	$ (93,782)	$ (31,438)	$ 38,384	$ (99,834)
Mark to market adjustment on equity security of related party	—	—	44,661	11,350	—	56,011
Intersegment provision for credit losses on collateral comprised of related party equity securities	37,628	—	—	—	(37,628)	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	4,943	—	—	4,943
Provision for credit losses related to receivables from related party	—	—	—	4,440	—	4,440
Share-based compensation expense	—	—	—	2,829	—	2,829
Legal and professional fees [1]	—	—	—	1,766	—	1,766
Defunct product offering costs	—	—	—	148	—	148
Adjusted operating income (loss)	$ 17,329	$ 7,301	$ (44,178)	$ (10,905)	$ 756	$ (29,697)

Three Months Ended March 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 17,428	$ 4,828	$ 3,868	$ (2,020)	$ (21,740)	$ 2,364
Interest income on related party available-for-sale debt security	—	—	(1,777)	—	—	(1,777)
Adjusted Revenues	$ 17,428	$ 4,828	$ 2,091	$ (2,020)	$ (21,740)	$ 587
Operating income (loss)	$ 6,679	$ 3,833	$ (16,233)	$ (20,824)	$ 3,308	$ (23,237)
Interest income on related party available-for-sale debt security	—	—	(1,777)	—	—	(1,777)
Intersegment provision for credit losses on collateral comprised of related party equity securities	2,378	—	—	—	(2,378)	—
Interest expense on Commercial Loan Agreement	—	—	—	3,953	—	3,953
Share-based compensation income	—	—	—	5,007	—	5,007
Defunct product offering costs	—	—	—	188	—	188
Audit fee normalization [2]	—	—	—	(58)	—	(58)
Defunct product offering costs	—	—	—	—	—	—
Adjusted operating income (loss)	$ 9,057	$ 3,833	$ (18,010)	$ (11,734)	$ 930	$ (15,924)

[1] Includes legal and professional fees related to initial registration initiatives, GWG Holdings bankruptcy, lawsuits, public relations, and employee matters.

[2] Represents adjustment to increase our recognized audit fees for the respective period. Actual audit fees were less than expected due to delays in the timing of our audit.

Non GAAP Reconciliation – 4 of 5

Year Ended December 31, 2021, and December 31, 2020

Year Ended December 31, 2021

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 56,439	$ 20,288	$ 52,156	$ 2,615	$ (76,187)	$ 55,311
Mark to market adjustment on equity security of related party	—	—	(29,512)	(7,500)	—	(37,012)
Interest income on related party available-for-sale debt security	—	—	(7,110)	—	—	(7,110)
Share-based compensation income	—	—	—	—	—	—
Adjusted Revenues	$ 56,439	$ 20,288	$ 15,534	$ (4,885)	$ (76,187)	$ 11,189
Operating income (loss)	$ 21,191	$ 16,193	$ (45,758)	$ (78,583)	$ 15,837	$ (71,120)
Mark to market adjustment on equity security of related party	—	—	(29,512)	(7,500)	—	(37,012)
Interest income on related party available-for-sale debt security	—	—	(7,110)	—	—	(7,110)
Intersegment provision for credit losses on collateral comprised of related party equity securities	1,048	—	—	—	(1,048)	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	13,726	—	—	13,726
Provision for credit losses related to receivables from related party	—	—	—	5,029	—	5,029
Share-based compensation expense	—	—	—	23,153	—	23,153
Interest expense on Commercial Loan Agreement	—	—	—	14,644	—	14,644
Legal and professional fees (1)	—	—	—	737	—	737
Defunct product offering costs	—	—	—	1,041	—	1,041
Audit fee normalization (2)	—	—	—	(230)	—	(230)
Adjusted operating income (loss)	$ 22,239	$ 16,193	$ (68,654)	$ (41,709)	$ 14,789	$ (57,142)

Year Ended December 31, 2020

(in thousands)	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 52,101	$ 19,409	$ 118,601	$ 21,698	$ (71,480)	$ 140,329
Mark to market adjustment on equity security of related party	—	—	(69,232)	7,075	—	(62,157)
Interest income on related party available-for-sale debt security	—	—	(1,777)	—	—	(1,777)
Share-based compensation income	—	—	—	(36,267)	—	(36,267)
Adjusted Revenues	$ 52,101	$ 19,409	$ 47,592	$ (7,494)	$ (71,480)	$ 40,128
Operating income (loss)	$ 25,520	$ 15,922	$ 37,784	$ (136,177)	$ 9,538	$ (47,413)
Mark to market adjustment on equity security of related party	—	—	(69,232)	7,075	—	(62,157)
Interest income on related party available-for-sale debt security	—	—	(1,777)	—	—	(1,777)
Share-based compensation income	—	—	—	(36,267)	—	(36,267)
Intersegment provision for credit losses on collateral comprised of related party equity securities	647	—	—	—	(647)	—
Share-based compensation expense	—	—	—	107,808	—	107,808
Interest expense on Commercial Loan Agreement	—	—	—	16,378	—	16,378
Interest expense on Promissory Note	—	—	4,675	—	—	4,675
Legal and professional fees (3)	—	—	—	2,336	—	2,336
Defunct product offering costs	—	—	—	—	—	—
Audit fee normalization (4)	—	—	—	97	—	97
Adjusted operating income (loss)	$ 26,167	$ 15,922	$ (28,550)	$ (38,750)	$ 8,891	$ (16,320)

[1] Includes legal and professional fees related to GWG Holdings regulatory matters and internal employee matters.
[2] Represents adjustment to increase our recognized audit fees for the respective period. Actual audit fees were less than expected due to delays in the timing of our audit.
[3] Includes legal and professional fees related to internal employee matters and technical accounting consulting services related to the consolidation of the Customer ExAlt Trusts.
[4] Represents adjustment to decrease our recognized audit fees for the respective period. Actual audit fees were more than expected due to onboarding of new auditor.

Non GAAP Reconciliation – 5 of 5
Last Twelve Months Ended December 31, 2022

Last Twelve Months Ended December 31, 2022

	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Consolidated
Total revenues	$ 55,831	$ 30,696	$ (128,417)	$ (24,788)	$ (86,375)	$ (153,053)
Mark to market adjustment on equity security of related party	—	—	94,929	24,126	—	119,055
Adjusted Revenues	$ 55,831	$ 30,696	$ (33,488)	$ (662)	$ (86,375)	$ (33,998)
Operating income (loss)	$ (47,950)	$ 25,621	$ (287,756)	$ (120,651)	$ 126,745	$ (303,991)
Mark to market adjustment on equity security of related party	—	—	94,929	24,126	—	119,055
Intersegment provision for credit losses on collateral comprised of related party equity securities	75,462	—	—	—	(75,462)	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	17,550	14	—	17,564
Provision for credit losses related to receivables from related party	—	—	—	11,163	—	11,163
Share-based compensation expense	—	—	—	10,991	—	10,991
Legal and professional fees [(1)]	—	—	—	10,561	—	10,561
Defunct product offering costs	—	—	—	3,962	—	3,962
Adjusted operating income (loss)	$ 27,512	$ 25,621	$ (175,277)	$ (59,834)	$ 51,283	$ (130,695)

[1] Includes legal and professional fees related to initial registration initiatives, GWG Holdings bankruptcy, lawsuits, public relations, and employee matters.